CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Timed Growth and Income Stock Account for Variable Annuities, each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                         Principal Accounting Officer
Travelers Growth and Income Stock Account       Travelers Growth and Income Stock Account
For Variable Annuities                          For Variable Annuities



/s/ R. JAY GERKEN                               /s/ DAVID A. GOLINO
------------------------                        ------------------------
R. Jay Gerken                                   David A. Golino

Date:  September 4, 2003                        Date:  September 4, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Timed Growth and Income Stock Account for Variable Annuities and will be retained by the Travelers Timed Growth and Income Stock Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Timed Short-Term Bond Account for Variable Annuities, each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                         Principal Accounting Officer
Travelers Growth and Income Stock Account       Travelers Growth and Income Stock Account
For Variable Annuities                          For Variable Annuities



/s/ R. JAY GERKEN                               /s/ DAVID A. GOLINO
------------------------                        -------------------------
R. Jay Gerken                                   David A. Golino

Date:  September 4, 2003                        Date:  September 4, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Timed Short-Term Bond Account for Variable Annuities and will be retained by the Travelers Timed Short-Term Bond Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Timed Aggressive Stock Account for Variable Annuities, each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                         Principal Accounting Officer
Travelers Growth and Income Stock Account       Travelers Growth and Income Stock Account
For Variable Annuities                          For Variable Annuities



/s/ R. JAY GERKEN                               /s/ DAVID A. GOLINO
------------------------                        -------------------------
R. Jay Gerken                                   David A. Golino

Date:  September 4, 2003                        Date:  September 4, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Timed Aggressive Stock Account for Variable Annuities and will be retained by the Travelers Timed Aggressive Stock Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.